1
EXHIBIT 32.2
CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 Title 18,
United States Code)
Pursuant to
Section 906 of
the Sarbanes-Oxley
Act of 2002
(subsections (a) and
(b) of Section
1350, Chapter 63
of Title
18,
United States Code), the undersigned officer of
First BanCorp., a Puerto Rico
corporation (the “Company”), does hereby certify, to such
officer’s knowledge, that:
The Quarterly
Report on
Form 10-Q
for the
quarter ended
June 30,
2026 (the
“Form 10-Q”)
of the
Company fully
complies
with the
requirements of
section 13(a)
or 15(d)
of the
Securities Exchange
Act of
1934 and
information contained
in the
Form 10-Q
fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 7, 2026 /s/ Said Ortiz
Name: Said Ortiz
Title: Executive Vice
President and Chief Financial Officer